                                                                      Exhibit 21



CENTRAL PARKING CORPORATION & SUBSIDIARIES
FEIN 62-1052916
FOR YEAR ENDING 9/30/99

ALL CORPORATION HAVE THE FOLLOWING ADDRESS:
2401 21ST AVE SOUTH #200
NASHVILLE, TN 37212


          STATE/COUNTRY
NUMBER OF INCORPORATION                      COMPANY NAME
----------------------------------------------------------------------------------------
      1 UK                    CENTRAL PARKING SYSTEM OF UK, LTD.
      2 GERMANY               CENTRAL PARKING SYSTEM DEUTSCHLAND, GMBH
      3 CZECH REPUBLIC        CENTRAL PARKING SYSTEM OF THE CZECH REPUBLIC, S.R.O.
      4 UK                    CONTROL PLUS PARKING SYSTEM OF UK, LTD.
      5 MEXICO                SERVICIOS CORPORATIVOS PARA ESTACIONAMIENTOS, S.A. DE C.V.
      6 MEXICO                CENTRAL PARKING SYSTEM OF MEXICO, S.A. DE C.V.
      7 CANADA                774201 ONTARIO, INC.
      8 CANADA                811462 ONTARIO, INC.
      9 CANADA                CENTRAL PARKING SYSTEM OF CANADA, INC.
     10 CANADA                ALLRIGHT AUTO PARKS CANADA, INC.
     11 CANADA                IDEAL PARKING, INC.
     12 CANADA                157166 CANADA, INC.
     13 BRITISH COLUMBIA      ALLRIGHT PARK VANCOUVER LTD.
     14 IRELAND               CENTRAL PARKING SYSTEM IRELAND LIMITED
     15 SPAIN                 CENTRAL PARKING SYSTEM ESPANA, S.A.
     16 POLAND                CENTRAL PARKING SYSTEM POLAND LIMITED
     17 TN                    CENTRAL PARKING SYSTEM, INC
     18 TN                    CENTRAL PARKING SYSTEM REALTY, INC
     19 TN                    CENTRAL PARKING SYSTEM OF ST. LOUIS, INC.
     20 TN                    CENTRAL PARKING SYSTEM OF KANSAS CITY, INC.
     21 TN                    CENTRAL PARKING SYSTEM OF KENTUCKY, INC.
     22 TN                    CENTRAL PARKING SYSTEM - AIRPORT SERVICES, INC.
     23 TX                    CENTRAL PARKING SYSTEM OF TEXAS, INC.
     24 TN                    CENTRAL PARKING SYSTEM OF OKLAHOMA, INC.
     25 TN                    CENTRAL PARKING SYSTEM OF LOUISIANA, INC.
     26 TN                    CENTRAL PARKING SYSTEM OF PENNSYLVANIA, INC.
     27 TN                    CENTRAL PARKING SYSTEM OF FLORIDA, INC.
     28 TN                    CENTRAL PARKING SYSTEM OF MARYLAND, INC.
     29 TN                    CENTRAL PARKING SYSTEM OF VIRGINIA, INC.
     30 TN                    CENTRAL PARKING SYSTEM OF GEORGIA, INC.
     31 TN                    CENTRAL PARKING SYSTEM OF IOWA, INC.
     32 TN                    CENTRAL PARKING SYSTEM OF RHODE ISLAND, INC.
     33 TN                    CENTRAL PARKING SYSTEM OF WISCONSIN, INC.
     34 TN                    CENTRAL PARKING SYSTEM OF OHIO, INC.
     35 TN                    CENTRAL PARKING SYSTEM OF ALABAMA, INC.
     36 TN                    CENTRAL PARKING SYSTEM OF WASHINGTON, INC.
     37 TN                    CENTRAL PARKING SYSTEM OF TENNESSEE, INC.
     38 TN                    CENTRAL PARKING SYSTEM OF MISSISSIPPI, INC.
     39 TN                    CENTRAL PARKING SYSTEM OF ILLINOIS, INC.
     40 TN                    CENTRAL PARKING SYSTEM OF CONNECTICUT, INC.
     41 TN                    CENTRAL PARKING SYSTEM OF NEW YORK, INC.
     42 TN                    CENTRAL PARKING SYSTEM OF MASSACHUSETTS, INC.

           43 TN              CENTRAL PARKING SYSTEM OF PUERTO RICO, INC.
           44 IN              CENTRAL PARKING SYSTEM OF INDIANA, INC.
           45 TN              CENTRAL PARKING SYSTEM OF NEW ORLEANS, INC.
           46 TN              SHERIDAN HERITAGE DEVELOPMENT CORP.
           47 TN              LARIMER DEVELOPMENT CORP.
           48 TN              CPC FINANCE OF TENNESSEE, INC.
           49 TN              CENTRAL PARKING SYSTEM OF ASIA, INC.
           50 TN              CENTRAL PARKING SYSTEM OF NORTH CAROLINA, INC.
           51 TN              CENTRAL PARKING SYSTEM OF SOUTH CAROLINA, INC.
           52 TN              CENTRAL PARKING SYSTEM REALTY OF MISSOURI, INC
           53 TN              CENTRAL PARKING SYSTEM REALTY OF NEW YORK, INC
           54 TN              DENVER BASEBALL STADIUM GARAGE
           55 DC              DIPLOMAT PARKING CORPORATION
           56 NY              12 WEST 48TH STREET CORP.
           57 NY              38 WEST PARKING CORP.
           58 NY              HARMUR ENTERPRISES, INC.
           59 NY              HSM MANAGEMENT, INC.
           60 CA              KINCAL, INC.
           61 NY              KINNEY - 40TH ST. INC
           62 NY              KINNEY - 9TH STREET, INC.
           63 NY              KINNEY - CARS, INC.
           64 NY              KINNEY - CIVIC CENTER, INC.
           65 NY              KINNEY - GUNHILL, INC.
           66 PA              KINNEY - KENNEDY BOULEVARD, INC.
           67 NJ              KINNEY - MARINA, INC.
           68 NJ              KINNEY - PATH, INC.
           69 NJ              KINNEY - PAVONIA, INC.
           70 DC              KINNEY 1225 19TH ST., INC.
           71 NY              KINNEY 345 W. 58TH ST., INC.
           72 NY              KINNEY 360 E. 65TH ST., INC.
           73 NY              KINNEY 444 TENTH AVE., INC.
           74 PA              KINNEY AIRPORT PARKING, INC.
           75 MA              KINNEY BATTERY WHARF, INC.
           76 NJ              KINNEY BOARDWALK OF ATLANTIC CITY, INC.
           77 DC              KINNEY CAPITAL, INC.
           78 MA              KINNEY CUSTOM HOUSE, INC.
           79 NY              KINNEY DELTA  CORP.
           80 PA              KINNEY DEVELOPMENT, INC.
           81 FL              KINNEY DUPONT PLAZA, INC.
           82 NY              KINNEY EAST 75TH STREET, INC.
           83 NJ              KINNEY EAST KINNEY, INC.
           84 PA              KINNEY GARAGES DEVELOPMENT, INC.
           85 NJ              KINNEY GARAGES OF ATLANTIC CITY, INC.
           86 MD              KINNEY GARAGES OF MARYLAND INC.
           87 NJ              KINNEY GARDEN STATE, INC.
           88 NJ              KINNEY HACKENSACK, INC.
           89 NJ              KINNEY HALSEY STREET, INC.
           90 NJ              KINNEY HOBOKEN AT OBSERVER HIGHWAY, INC.
           91 DC              KINNEY HOTEL SYSTEM, INC.
           92 PA              KINNEY INDEPENDENCE MALL, INC.
           93 NJ              KINNEY INTERNATIONAL INC.
           94 NY              KINNEY JOHNSON AVENUE, INC.
           95 NJ              KINNEY LOMBARDY STREET, INC.

           96 NY              KINNEY LONDON TERRACES, INC.
           97 NJ              KINNEY LONG BRANCH, INC.
           98 PA              KINNEY LUDLOW ST., INC.
           99 NJ              KINNEY MAXWELL, INC.
           100 MA             KINNEY METROPOLITAN OF BOSTON, INC.
           101 NY             KINNEY METROPOLITAN TOWER, INC.
           102 NJ             KINNEY MONROE, INC.
           103 NJ             KINNEY MONTGOMERY INC.
           104 MA             KINNEY MYSTIC CENTER, INC.
           105 NY             KINNEY NORTH MOORE STREET, INC.
           106 NY             KINNEY OF 18TH ST., INC.
           107 NY             KINNEY OF AMERICA, INC.
           108 NY             KINNEY OF ARCHER AVENUE, INC.
           109 NJ             KINNEY OF ATLANTIC CITY, INC.
           110 NJ             KINNEY OF BAYONNE, INC.
           111 NY             KINNEY OF BROOKLYN, INC.
           112 NJ             KINNEY OF CAMDEN, INC.
           113 NJ             KINNEY OF EXCHANGE PLACE, INC.
           114 FL             KINNEY OF HOLLYWOOD BEACH, INC
           115 NY             KINNEY OF JANE STREET, INC.
           116 NJ             KINNEY OF JOURNAL SQUARE, INC.
           117 KY             KINNEY OF KENTUCKY, INC.
           118 NY             KINNEY OF LONG ISLAND, INC.
           119 NY             KINNEY OF MULBERRY ST., INC.
           120 NJ             KINNEY OF NORTHERN NEW JERSEY, INC.
           121 VA             KINNEY OF NORTHERN VIRGINIA, INC.
           122 PA             KINNEY OF PENNSYLVANIA INC.
           123 PA             KINNEY OF PHILADELPHIA, INC.
           124 PA             KINNEY OF RACE STREET, INC
           125 NY             KINNEY OF ROOSEVELT, INC.
           126 DC             KINNEY OF WASHINGTON, INC.
           127 NY             KINNEY ON 11TH STREET, INC.
           128 PA             KINNEY ON MARKET ST., INC.
           129 NY             KINNEY PARKING OF 40TH ST., INC.
           130 NJ             KINNEY PARKING OF ATLANTIC CITY, INC.
           131 MA             KINNEY PARKING OF LOWELL, INC.
           132 MD             KINNEY PARKING OF MARYLAND INC.
           133 MA             KINNEY PARKING OF MASSACHUSETTS, INC.
           134 MA             KINNEY PARKING OF SUFFOLK COUNTY, INC.
           135 NY             KINNEY PARKING OF THE BRONX, INC.
           136 VA             KINNEY PARKING OF VIRGINIA INC.
           137 DC             KINNEY PARKING OF WASHINGTON, INC.
           138 OH             KINNEY PARKING SYSTEM OF DAYTON, INC.
           139 NY             KINNEY PARKING SYSTEM, INC.
           140 DE             KINNEY PARKING, INC.
           141 NY             KINNEY PROMENADE, INC.
           142 PA             KINNEY SANSOM ST., INC.
           143 NJ             KINNEY SOMERVILLE, INC.
           144 NJ             KINNEY SOUTH JERSEY, INC.
           145 MA             KINNEY ST. JAMES, INC.
           146 MA             KINNEY SYSTEM - NAHANT, INC.
           147 NY             KINNEY SYSTEM EASTSIDE PARKING, INC.
           148 NY             KINNEY SYSTEM HOLDING CORP.

           149 NY            KINNEY SYSTEM MANAGEMENT, INC.
           150 NJ            KINNEY SYSTEM OF ATLANTIC CITY, INC
           151 MD            KINNEY SYSTEM OF BALTIMORE INC.
           152 MD            KINNEY SYSTEM OF BETHESDA INC.
           153 MA            KINNEY SYSTEM OF BOSTON, INC.
           154 CT            KINNEY SYSTEM OF CONNECTICUT, INC.
           155 DC            KINNEY SYSTEM OF D.C. INC.
           156 CO            KINNEY SYSTEM OF DENVER, INC.
           157 DC            KINNEY SYSTEM OF FIFTH ST., INC.
           158 FL            KINNEY SYSTEM OF FLORIDA, INC.
           159 NY            KINNEY SYSTEM OF GREATER NEW YORK, INC.
           160 CT            KINNEY SYSTEM OF HARTFORD, INC.
           161 NJ            KINNEY SYSTEM OF HOBOKEN, INC.
           162 MD            KINNEY SYSTEM OF MARYLAND, INC.
           163 FL            KINNEY SYSTEM OF MIAMI, INC.
           164 MA            KINNEY SYSTEM OF NEW ENGLAND, INC.
           165 NJ            KINNEY SYSTEM OF NEW JERSEY, INC.
           166 NJ            KINNEY SYSTEM OF NEWARK, INC.
           167 PA            KINNEY SYSTEM OF PHILADELPHIA, INC.
           168 RI            KINNEY SYSTEM OF PROVIDENCE ,INC.
           169 MA            KINNEY SYSTEM OF PROVINCE STREET INC.
           170 MD            KINNEY SYSTEM OF ROCKVILLE, INC.
           171 MA            KINNEY SYSTEM OF SUDBURY ST., INC.
           172 DC            KINNEY SYSTEM OF WASHINGTON SQUARE, INC.
           173 DC            KINNEY SYSTEM OF WASHINGTON, INC.
           174 MA            KINNEY SYSTEM OF WORCESTER INC.
           175 DE            KINNEY SYSTEM, D.C.,  INC.
           176 DE            KINNEY SYSTEM, INC.
           177 NY            KINNEY TOWER, INC.
           178 MA            KINNEY TRANSPORTATION, INC.
           179 NJ            KINNEY UNIVERSITY STREET, INC.
           180 MA            KINNEY VALET OF MASSACHUSETTS, INC.
           181 NY            KINNEY VALET PARKING, INC.
           182 NY            KINNEY VARICK BROADWAY, INC.
           183 NY            KINNEY WEST 58TH ST., INC.
           184 NY            KINNEY WEST 83RD ST., INC.
           185 NY            KINNEY YORK AVENUE, INC.
           186 NY            LCB PARKING CORP.
           187 NY            LK 36 ENTERPRISES, INC.
           188 NY            METROPOLITAN KINNEY INC.
           189 NJ            MULBERRY STREET PARKING, INC.
           190 NY            MUNICIPAL KINNEY, INC.
           191 NY            S&M ENTERPRISES, INC.
           192 NY            SAMPLE PARKING CORP.
           193 DC            SARBOV PARKING CORPORATION
           194 NY            SAS PARKING SERVICES, INC.
           195 NY            SLATE PARKING CORP.
           196 NY            SONAR PARKING CORP.
           197 NY            SPACE PARKING SERVICES, INC.
           198 NY            SPECIALIZED PARKING SYSTEM, INC.
           199 NY            SPS PARKING GROUP, INC.
           200 NY            SPS PARKING SERVICES, INC.
           201 NY            STOP - PARK GARAGE CORP.

           202 NY            SUTPHIN BLVD. PARKING CORP.
           203 DC            THE KINNEY CORPORATION
           204 NY            TRIPLE S PARKING SERVICES, INC.,
           205 NY            VANDERBILT PARKING CORP.
           206 NJ            WASHINGTON KINNEY, INC.
           207 NY            WILKE PARKING ASSOCIATES, LTD.
           208 GA            SQUARE INDUSTRIES OF ATLANTA
           209 NJ            CENTRAL PARKING SYSTEM OF  NEW JERSEY, INC
           210 NY            SQUARE PLUS OPERATING CORP
           211 PA            SQUARE PHILADELPHIA CORP
           212 NY            SQUARE INDUSTRIES, INC.
           213 NY            112 W 25TH ST. SQUARE CORP.
           214 NJ            125 HALSEY CORP.
           215 PA            12TH & SANSOM PARKING CORPORATION
           216 NJ            4 WEST PARK STREET CORP.
           217 NJ            400 CARNEGIE AVE CORP.
           218 NJ            6 & 8 WEST PARK STREET, INC.
           219 NJ            643 BROAD ST. CORP.
           220 NY            70 E. 10TH ST. SQUARE CORP.
           221 NY            711 WEST END AVE GARAGE CORP.
           222 PA            805 SQUARE CORP.
           223 NJ            808 SQUARE CORP.(NJ)
           224 NY            808 SQUARE CORP.(NY)
           225 NJ            810 SQUARE CORP.
           226 NY            839 6TH CORP.
           227 PA            955 PENN CORP.
           228 NJ            ATLANTIC SQUARE CORP.
           229 NJ            BROAD NEWARK CORP.
           230 NY            LESLIE CRAIG CORP.
           231 PA            PENNSYLVANIA SQUARE CORP.
           232 PA            REBOY DEVELOPMENT CORP.
           233 PA            S.L. SCHWARTZ, INC.
           234 NJ            S.P. PARKING, INC.
           235 PA            SII CORPORATION
           236 PA            SQUARE 224 CORP.
           237 NY            SQUARE 30TH ST. CORP.
           238 PA            SQUARE 3RD & LOMBARD CORP.
           239 DE            SQUARE 88 CORP
           240 NY            SQUARE ALPHA CORP.
           241 PA            SQUARE BROAD CORP.
           242 PA            SQUARE CHESTNUT CORPORATION
           243 PA            SQUARE FOURTH AVE CORP.
           244 PA            SQUARE FULTON CORP.
           245 PA            SQUARE JUNIPER CORP.
           246 NJ            SQUARE KENTUCKY CORP.
           247 NY            SQUARE LAFAYETTE GARAGE CORP.
           248 PA            SQUARE LIBERTY CORP.
           249 NJ            SQUARE MALL CORP.
           250 NY            SQUARE PARKING CANADA, INC.
           251 GA            SQUARE PEACH CORPORATION
           252 GA            SQUARE PEACH WEST CORPORATION
           253 PA            SQUARE RODMAN CORP.
           254 PA            SQUARE SANSOM CORP.

           255 NJ            SQUARE SHORE CORP.
           256 NY            SQUARE STEWART CORP.
           257 PA            SQUARE THIRD AVE CORP.
           258 PA            SQUARE WALNUT CORP.
           259 DE            SQUARE WILMINGTON CORP
           260 DE            ALLRIGHT HOLDINGS, INC.
           261 DE            ALLRIGHT CORPORATION
           262 AL            ALLRIGHT BIRMINGHAM, INC.
           263 AR            ALLRIGHT L.R., INC.
           264 CA            ALLRIGHT CAL., INC.
           265 CO            ALLRIGHT COLORADO, INC.
           266 DE            ALLRIGHT PARKING MANAGEMENT, INC.
           267 DE            APARKCO FINANCE, INC.
           268 DE            APARKCO, INC.
           269 DC            ALLRIGHT PARKING WASHINGTON, INC.
           270 FL            ALLRIGHT FLORIDA, INC.
           271 FL            ALLRIGHT MIAMI, INC.
           272 FL            ALLRIGHT NEW ORLEANS, INC.
           273 FL            ALLRIGHT WEST PALM BEACH, INC.
           274 GA            ALLRIGHT PARKING OF GEORGIA, INC.
           275 IL            ALLRIGHT PARKING OF CHICAGO, INC.
           276 IN            ALLRIGHT PARKING OF INDIANAPOLIS, INC.
           277 KY            ALLRIGHT LOUISVILLE CO., INC.
           278 LA            ALLRIGHT BATON ROUGE, INC.
           279 LA            ALLRIGHT SHREVEPORT, INC.
           280 MD            ALLRIGHT BALTIMORE, INC.
           281 MA            AZURE PROP., INC.
           282 MA            ALLRIGHT BOSTON PARKING, INC.
           283 MI            HONOR GUARD SERVICE, INC.
           284 MI            NATIONAL GARAGES, INC.
           285 MN            ALLRIGHT PARKING MINNESOTA, INC.
           286 MO            ALLRIGHT CARPARK, INC.
           287 MO            ALLRIGHT MISSOURI, INC.
           288 NE            ALLRIGHT PARKING OMAHA, INC.
           289 NV            ALLRIGHT SIERRA PARKING, INC.
           290 NJ            ALLRIGHT NEW JERSEY, INC.
           291 NM            ALLRIGHT NEW MEXICO, INC.
           292 NY            ALLRIGHT NEW YORK PARKING, INC.
           293 NY            ALLRIGHT PARKING BUFFALO, INC.
           294 NY            ALLRIGHT PARKING SYRACUSE, INC.
           295 NY            22 ANSON PLACE, INC.
           296 NY            ALLRIGHT PARKING NY, LLC
           297 NY            401 SOUTH CLINTON, LLC
           298 NC            ALLRIGHT PARKING CHARLOTTE, INC.
           299 OH            ALLRIGHT CINCINNATI, INC.
           300 OH            ALLRIGHT COLUMBUS PARKING, INC.
           301 OH            ALLRIGHT DAYTON PARKING, INC.
           302 OH            ALLRIGHT TOLEDO, INC.
           303 OH            ALLRIGHT PARKING CLEVELAND, INC.
           304 PA            DECIMAL HOLDINGS, INC.
           305 PA            PENNSYLVANIA PARKING, INC.
           306 PA            TWELVE WALSAN CORPORATION
           307 TN            KNOX ALLRIGHT, INC.

           308 TN            ALLRIGHT SYSTEM PARKING, INC.
           309 TN            ALLRIGHT NASHVILLE PARKING, INC.
           310 TX            ALLRIGHT PARKING OF AUSTIN, INC.
           311 TX            ALLRIGHT BEAUMONT COMPANY
           312 TX            ALLRIGHT PARKING SYSTEM, INC.
           313 TX            ALLRIGHT PARKING EL PASO, INC.
           314 TX            ALLRIGHT PARKING CORPORATION
           315 TX            ALLRIGHT PARKING TEXAS, INC.
           316 TX            ALLRIGHT SAN ANTONIO PARKING, INC.
           317 TX            ALLRIGHT REALY COMPANY
           318 VA            ALLRIGHT PARKING VIRGINIA, INC.
           319 VA            ALLRIGHT ROANOKE PARKING, INC.
           320 WA            NORTHWEST PARKING SERVICES, INC.
           321 WI            ALLRIGHT PARKING OF MILWAUKEE, INC.